UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2010

NABI BIOPHARMACEUTICALS

(Exact Name of Registrant as specified in its charter)

Delaware	000-04829	59-1212264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12276 Wilkins Avenue, Rockville, Maryland 20852

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (301) 770-3099

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment to the current report on Form 8-K of Nabi Biopharmaceuticals filed on May 26, 2010 corrects and updates the number of Broker Non-Votes reported therein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following provides a summary of votes cast for the proposals on which the stockholders of Nabi Biopharmaceuticals (the “Company”) voted at the annual meeting of stockholders held on May 20, 2010 (the “Annual Meeting”):

Proposal 1. Election of seven directors to serve terms until the next annual meeting of stockholders and the election of their successors.

Director Nominee	For	Withheld	Broker Non-Votes
Jason M. Aryeh	22,579,581	9,206,117	11,767,422
David L. Castaldi	20,476,342	11,309,356	11,767,422
Geoffrey F. Cox, Ph.D.	20,494,674	11,291,024	11,767,422
Peter B. Davis	7,575,412	24,210,286	11,767,422
Raafat Fahim, Ph.D.	23,134,949	8,650,749	11,767,422
Richard A. Harvey, Jr.	18,704,962	13,080,736	11,767,422
Timothy P. Lynch	20,482,480	11,302,218	11,767,422

Proposal 2. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2010

For	Against	Abstain
43,242,621	195,334	115,165

At the Annual Meeting, Peter B. Davis received less than a majority of the total votes cast with respect to his re-election as a director. Promptly following the Annual Meeting, Mr. Davis tendered his resignation as required by the Company’s Corporate Governance Principles. In accordance with those Principles, the Nominating and Governance Committee promptly met in person to consider whether to recommend acceptance or rejection of Mr. Davis’ tendered resignation to the full Board of Directors, which is charged under the Principles with making that determination. The Nominating and Governance Committee recommended to the Board of Directors that it reject Mr. Davis’ tendered resignation. The Board of Directors met in person promptly after the meeting of the Nominating and Governance Committee to consider its recommendation, and review the facts and circumstances relevant to the stockholder vote. Considering the best interests of the Company and its stockholders and other factors, the Board of Directors rejected Mr. Davis’ resignation, noting Mr. Davis’ significant contributions to the Company, the Board of Directors, the Audit Committee, and various committees of the Board in connection with the Company’s strategic alternative as well as his financial background and expertise. Mr. Davis did not take part in either the Nominating and Governance Committee or the Board’s deliberations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NABI BIOPHARMACEUTICALS

By:	/S/ RAAFAT E.F. FAHIM, PH.D.
Raafat E.F. Fahim, Ph.D.
President and Chief Executive Officer

Date: May 27, 2010